When recorded, return to:    RECORD IN DEED OF TRUST RECORDS
    TRAVIS COUNTY, TEXAS
Holland & Knight LLP
1722 Routh Street, Suite 1500
Dallas, Texas 75201
Attention: Monica Hart

NOTICE OF CONFIDENTIALITY RIGHTS; IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER
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TENTH MODIFICATION AGREEMENT

This TENTH MODIFICATION AGREEMENT (this “Agreement”) is dated effective as of January 30, 2026 (the “Effective Date”) by and between STRATUS PROPERTIES INC., a Delaware corporation (“Stratus”), STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership (“SPOC”), CIRCLE C LAND, L.P., a Texas limited partnership (“Circle C”), THE VILLAS AT AMARRA DRIVE, L.L.C., a Texas limited liability company (“Amarra”), and STRATUS LAKEWAY CENTER, L.L.C., a Texas limited liability company (“Lakeway”) (Stratus, SPOC, Circle C, Amarra, and Lakeway are sometimes referred to in this Agreement severally as “Borrower”), and COMERICA BANK (“Lender”);

W I T N E S S E T H:

A.The following documents were previously executed and delivered by Borrower, Magnolia East 149, L.L.C., a Texas limited liability company (“Magnolia”), 210 Lavaca Holdings, L.L.C., a Texas limited liability company (“Lavaca”) and Austin 290 Properties, Inc., a Texas corporation (“Austin”), to Lender, inter alia, relating to a loan (the “Original Loan”) in the original principal sum of $60,000,000.00, each dated June 29, 2018:
i.that certain Loan Agreement (the “Loan Agreement”);
ii.that certain Revolving Promissory Note, payable to the order of Lender in the original principal sum of $60,000,000.00 (the “Original Note”);

iii.that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents from Circle C to Brian P. Foley, Trustee, securing the payment of the Note (defined below), covering certain real and personal property described therein, recorded under Clerk’s File No. 2018103077 of the Official Public Records of Travis County, Texas (the “Circle C Deed of Trust”);
iv.that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents from SPOC to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2018103072 of the Official Public Records of Travis County, Texas, (the “SPOC Deed of Trust”);
v.that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents from Amarra to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2018103073 of the Official Public Records of Travis County, Texas (the “Amarra Deed of Trust”);
vi.that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents from Lakeway to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2018103076 of the Official Public Records of Travis County, Texas (the “Lakeway Deed of Trust”);
vii.that certain Subordination Agreement, recorded under Clerk’s File No. 2018106189 of the Official Public Records of Travis County, Texas, executed by SPOC in favor of Lender (the “Subordination Agreement”);
viii.that certain Security Agreement, executed by Stratus in favor of Lender (the “Stratus Security Agreement”); and
ix.that certain Assignment of Reimbursables, Credits and Other Fees executed by Borrower, Magnolia, Lavaca and Austin in favor of Lender (the “Assignment of Reimbursables”).
The instruments described above, the Prior Modifications, this Agreement, the Note (defined below) and all other documents evidencing, securing or otherwise executed in connection with the Loan (defined below), being herein collectively called the “Loan Documents”;
B.Borrower and Austin previously executed and delivered to Lender that certain Amended and Restated Revolving Promissory Note (the “Prior Note”) dated May 13, 2022, in the stated principal amount of Sixty Million and No/100 Dollars ($60,000,000.00), in substitution of the Original Note;
C.In connection with the Eighth Modification (defined below), the amount of the Original Loan was reduced to $55,000,000 (the “Prior Loan”). Additionally, in connection with the Eighth Modification, Borrower executed and delivered to Lender (i) that certain Second Amended and Restated Revolving Promissory Note payable to the order of Lender, dated March 25, 2025, in the stated principal amount of Fifty-Five Million and No/100 Dollars ($55,000,000.00) (the “Note”), in substitution of the Prior Note, and (ii) that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of July 30, 2025, from SPOC to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded on August 1, 2025, under Clerk’s File No. 2025084849 of the Official Public Records of Travis County, Texas (the “Club House Deed of Trust”; and together with the Circle C Deed of Trust, the SPOC Deed of Trust, the Amarra Deed of Trust, and the Lakeway Deed of Trust, as they may be affected by various partial releases of lien executed by Lender prior to the Effective Date, collectively, the “Deed of Trust”);
D. In connection with the Ninth Modification (defined below), the amount of the Prior Loan was reduced to $35,000,000 (the “Loan”);
E.The Loan Documents were previously modified by that certain Modification Agreement dated April 14, 2020, executed by Borrower, Magnolia, Lavaca. Austin and Lender (the “First Modification”), that certain Second Modification Agreement dated June 12, 2020, executed by Borrower, Magnolia, Lavaca, Austin and Lender, recorded under Clerk's File No. 2020057667 of the Official Public Records of Montgomery County, Texas and recorded under Clerk's File No. 2020097580 of the Official Public Records of Travis County, Texas (the “Second Modification”), that certain Third Modification Agreement dated May 13, 2022, executed by Borrower, Austin and Lender, recorded under Clerk's File No. 2022087674 of the Official Public Records of Travis County, Texas (the “Third Modification”), that certain Fourth Modification Agreement dated November 8, 2022, executed by Borrower, Austin and Lender (the “Fourth Modification”), that certain Fifth Modification Agreement dated March 10, 2023, executed by Borrower, Austin and Lender (the “Fifth Modification”), that certain Sixth Modification Agreement dated May 31, 2023, executed by Borrower, Austin and Lender (the “Sixth Modification”), that certain Seventh Modification Agreement dated January 21, 2025, executed by Borrower, Austin and Lender (the “Seventh Modification”), that certain Eighth Modification Agreement dated March 25, 2025, executed by Borrower and Lender, recorded on March 25, 2025, under Clerk’s File No. 2025031497 of the Official Public Records of Travis County, Texas (the “Eighth Modification”), and that certain Ninth Modification Agreement dated October 22, 2025, executed by Borrower and Lender (the “Ninth Modification”; and together with the First Modification, the Second Modification, the Third Modification, the Fourth Modification, the Fifth Modification, the Sixth Modification, the Seventh Modification, and the Eighth Modification, collectively, the “Prior Modifications”);
F.Borrower has requested that Lender extend the term of the Loan to March 27, 2028, and make certain modifications to the Loan Documents, and Lender is willing to do so on the terms and conditions set forth below; and
G.Lender is the owner and holder of the Note and Borrower is the owner of the legal and equitable title to the Mortgaged Property.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used but not defined in this Agreement shall have the meaning given to such capitalized terms in the Loan Agreement (as modified by this Agreement).

2.Extension of Maturity Date. The maturity date of the Loan is hereby extended to March 27, 2028 (the “Maturity Date”), and the liens, security interests, assignments and other rights evidenced by the Loan Documents are hereby renewed and extended to secure payment of the Note as extended hereby. Without limiting the foregoing, the term “Maturity Date” and other references to the maturity of the Loan or the Note used in the Note, any Deed of Trust, the Loan Agreement and other Loan Documents are likewise amended to mean and refer to “March 27, 2028” (or such earlier date on which the entire unpaid principal amount of the Loan becomes due and payable whether by the lapse of time, acceleration or otherwise; provided, however, if any such date is not a Business Day, then the Maturity Date shall be the next succeeding Business Day). Borrower shall have no further rights to extend the maturity date of the Loan.

3.Extension Fee. As consideration for the extension of the Maturity Date, contemporaneously with the execution hereof and as a condition to its effectiveness, Borrower shall pay to Lender an extension fee in the amount of $87,500.00 in immediately available funds, which shall be fully earned by Lender as of the date of this Agreement.

4.Representations and Warranties. Borrower hereby represents and warrants that (a) Borrower is the sole legal and beneficial owner of the Mortgaged Property (other than the Mortgaged Property which has been released by Lender from the liens of the Deed of Trust); (b) Borrower is duly organized and legally existing under the laws of the state of its organizations and is duly qualified to do business in the State of Texas; (c) the execution and delivery of, and performance under this Agreement are within Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the powers of Borrower’s articles of incorporation and bylaws; (d) this Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; and (f) to the best of Borrower’s knowledge there exists no uncured default under any of the Loan Documents. Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys’ fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

5.Further Assurances. Borrower, upon request from Lender, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Note.

6.Default; Remedies. If Borrower shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, subject to the applicable notice and/or cure periods provided in Section 6.1 of the Loan Agreement, Borrower shall be deemed to be in default under the Deed of Trust and Loan Agreement and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the any of the Loan Documents or to which Lender may otherwise be entitled, whether at law or in equity.

7.Endorsement to Title Policy. Contemporaneously with the execution and delivery hereof, and as a condition to the effectiveness of this Agreement, Borrower shall, at its sole cost and expense, arrange for recordation of this Agreement in each county where the Mortgaged Property is located and obtain and deliver to Lender an endorsement of the Title Policy insuring the lien of the Deed of Trust, under Procedural Rule P-9b(3) of the applicable title insurance rules and regulations, in form and content acceptable to Lender, stating that the company issuing said Title Policy will not claim that policy coverage has terminated or that policy coverage has been reduced, solely by reason of the execution of this Agreement.

8.Ratification of Loan Documents. Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of any of the Loan Documents shall in no way adversely affect the security of the Deed of Trust and the other Loan Documents for the payment of the Note. The Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Borrower’s obligation to repay the Note.

9.Liens Valid; No Offsets or Defenses. Borrower hereby acknowledges that the liens, security interests and assignments created and evidenced by the Loan Documents are valid and subsisting and further acknowledges and agrees that there are no offsets, claims or defenses to any of the Loan Documents.

10.Merger; No Prior Oral Agreements. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements. No modification of this Agreement or any of the Loan Documents, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and Borrower. Lender and Borrower further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this

Agreement or otherwise.

11.Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy endorsement charges, recording fees and fees and expenses of legal counsel to Lender.

12.Release of Lender. Borrower hereby releases, remises, acquits and forever discharges Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the Effective Date, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any of the Loan Documents or any of the transactions associated therewith, or the Mortgaged Property, including specifically but not limited to claims of usury.

13.Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

14.Severability. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

15.Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

16.Representation by Counsel. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

17.Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.

18.Successors and Assigns. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

19.Notice of No Oral Agreements. Borrower and Lender hereby take notice of and agree to the following:

A.    PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY’S AUTHORIZED REPRESENTATIVE.

B.    PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

C.    THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Agreement is executed on the respective dates of acknowledgement below but is effective as of the date first above written.

BORROWER:

STRATUS PROPERTIES INC., a Delaware corporation By: /s/ Erin D. Pickens Erin D. Pickens, Senior Vice President
 THE VILLAS AT AMARRA DRIVE, L.L.C., a Texas limited liability company

    By:     STRS L.L.C., a Delaware limited liability company, Manager

    By:    Stratus Properties Inc., a Delaware corporation, Sole Member

        By: /s/ Erin D. Pickens
Erin D. Pickens, Senior Vice President

STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership

By:     STRS L.L.C., a Delaware limited liability company, General Partner

    By:    Stratus Properties Inc., a Delaware corporation, Sole Member

        By: /s/ Erin D. Pickens
Erin D. Pickens, Senior Vice President

STRATUS LAKEWAY CENTER, L.L.C.,
a Texas limited liability company

By:    STRS L.L.C., a Delaware limited liability company, Manager

By:    Stratus Properties Inc., a Delaware corporation, Sole Member

                  By: /s/ Erin D. Pickens
Erin D. Pickens, Senior Vice President

CIRCLE C LAND, L.P.,
a Texas limited partnership

By:     Circle C GP, L.L.C., a Delaware limited liability company, General Partner

    By    Stratus Properties Inc., a Delaware corporation, Sole Member

        By: /s/ Erin D. Pickens
Erin D. Pickens, Senior Vice President

[Signature Page – Tenth Modification Agreement]

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the 29th day of January, 2026, by Erin D. Pickens, Senior Vice President of Stratus Properties Inc., a Delaware corporation, on behalf of said corporation. Such person is personally known to me or produced a state issued driver’s license as identification, and did take an oath.

[SEAL]
/s/ Leticia L. Silva
Notary Public, State of Texas
My Commission Expires: 02-23-2027
Printed Name of Notary: Leticia L. Silva

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the 29th day of January, 2026, by Erin D. Pickens, Senior Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, General Partner of Stratus Properties Operating Co., L.P., a Delaware limited partnership, on behalf of said corporation, limited liability company and limited partnership. Such person is personally known to me or produced a state issued driver’s license as identification, and did take an oath.

[SEAL]
/s/ Leticia L. Silva
Notary Public, State of Texas
My Commission Expires: 02-23-2027
Printed Name of Notary: Leticia L. Silva

[Signature Page – Tenth Modification Agreement]

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the 29th day of January, 2026, by Erin D. Pickens, Senior Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of Circle C GP, L.L.C., a Delaware limited liability company, General Partner of Circle C Land, L.P., a Texas limited partnership, on behalf of said corporation, limited liability company and limited partnership. Such person is personally known to me or produced a state issued driver’s license as identification, and did take an oath.

[SEAL]
/s/ Leticia L. Silva
Notary Public, State of Texas
My Commission Expires: 02-23-2027
Printed Name of Notary: Leticia L. Silva
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the 29th day of January, 2026, by Erin D. Pickens, Senior Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, Manager of The Villas at Amarra Drive, L.L.C., a Texas limited liability company, on behalf of said corporation and limited liability companies. Such person is personally known to me or produced a state issued driver’s license as identification, and did take an oath.

[SEAL]
/s/ Leticia L. Silva
Notary Public, State of Texas
My Commission Expires: 02-23-2027
Printed Name of Notary: Leticia L. Silva

[Signature Page – Tenth Modification Agreement]

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the 29th day of January, 2026, by Erin D. Pickens, Senior Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, Manager of Stratus Lakeway Center, L.L.C., a Texas limited liability company, on behalf of said corporation and limited liability companies. Such person is personally known to me or produced a state issued driver’s license as identification, and did take an oath.

[SEAL]
/s/ Leticia L. Silva
Notary Public, State of Texas
My Commission Expires: 02-23-2027
Printed Name of Notary: Leticia L. Silva

[Signature Page – Tenth Modification Agreement]

LENDER:

COMERICA BANK

                        By: /s/ Rebecca Lloyd
Rebecca Lloyd, Vice President

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the 21st day of January, 2026, by Rebecca Lloyd, Vice President of Comerica Bank, on behalf of said bank. Such person is personally known to me or produced a state issued driver’s license as identification, and did take an oath.

[SEAL]
/s/ Laura Deleon
Notary Public, State of Texas
My Commission Expires: 06-08-27
Printed Name of Notary: Laura Deleon

[Signature Page – Tenth Modification Agreement]